                                   Goldman Sachs Funds

EMERGING MARKETS EQUITY FUND       Annual Report  January 31, 1999

                                   Long-term capital growth potential

                                   through a diversified portfolio

                                   of emerging markets stocks.


                                   [LOGO] Goldman Sachs

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

   Market Overview

   Dear Shareholder,
   Throughout the period under review, events that began in Asia in 1997 continued to roil the world's emerging markets.

        . Asia--During the early part of the period under review, Asian markets fared poorly due to continued high interest rates and a weakening Japanese economy. By October, however, lower global interest rates and a strengthening of Asian currencies against the U.S. dollar caused a dramatic upturn in sentiment. The continued upward movement of stock prices will depend on the success of the restructuring efforts in the troubled economies and the ability of the G-7 economies to continue to absorb exports from the region.

        . Latin America--Local equity markets experienced significant pressure following the collapse of Russia in August. Most affected was Brazil, which experienced a substantial loss of reserves and had to raise interest rates to defend its currency. Additional weakness in commodity prices and political uncertainties in Venezuela helped further depress markets. In November, Brazil announced an important fiscal package and a $42 billion aid package from the International Monetary Fund. Nevertheless, subsequent Congressional defeat in passing the fiscal measures culminated with the float of Brazil's currency in mid-January 1999.

        . Europe, Middle East, Africa (EMEA)--After a strong start, the devaluations in South Africa and Russia sent both markets into a decline. The ensuing retreat of the hedge fund industry led to an ease in selling pressure, a circumstance that allowed these markets to rally at period end. While the convergence theme continued to drive the Greek market, Turkey and Israel saw real rates rise due to political problems at home.

        . Market Outlook--Many Asian countries have generated current account surpluses, enabling them to reduce interest rates and maintain stable currencies. The key risks to the recovery in Asia include a sharp weakening in the U.S. economy and an ongoing recession in Japan, which could reduce the appetite for exports from the region. Moreover, the sustainability of Asian equities, recent strength will hinge on the successful restructuring of the industrial sectors and external debt issues in the troubled countries.

           Following the Brazilian devaluation in early 1999, Latin American countries were forced to increase interest rates. We believe that the outlook for the region depends entirely on how Brazil adjusts its fiscal problem and controls inflation, post-devaluation. If Brazil can stabilize its currency, implement the fiscal package and accelerate privatization, interest rates will fall not only in Brazil but in all Latin markets, thus allowing for a recovery in economic growth.

           Finally, we see interest rates falling in the EMEA region, which should produce a better environment for companies. However, 1999 is expected to see slower earnings growth in the region. The question remains as to whether this can be offset by lower interest rates.

           We encourage you to maintain your diversified, long-term investment program, and look forward to serving your investment needs in the years ahead.

           Sincerely,

           /s/ David B. Ford                      /s/ John P. McNulty
           David B. Ford                          John P. McNulty
           Co-Head, Goldman Sachs                 Co-Head, Goldman Sachs
           Asset Management International         Asset Management International

           February 26, 1999

 . NOT FDIC
  INSURED

 . May Lose Value

 . No Bank
  Guarantee

                                      GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Fund Basics
as of January 31, 1999

Assets Under Management

  $143.6 Million

Number of Holdings

       194

NASDAQ SYMBOLS

Class A Shares

     GEMAX

Class B Shares

     GEKBX

Class C Shares

     GEMCX

Institutional Shares

     GEMIX

Service Shares

     GEMSX


----------------------------------------------------------------------------------------
PERFORMANCE REVIEW
-----------------------------------------------------------------------------------------
                                       Fund Total Return      MSCI EMF (Partial Domestic)
January 31,1998 January 31,1999     (without sales charge)(1)    MSCI EMF Index(2)
------------------------------------------------------------------------------------------
 Class A                           -24.32%                       -20.29%
 Class B                           -24.51%                       -20.29%
 Class C                           -24.43%                       -20.29%
 Institutional                     -23.66%                       -20.29%
 Service                           -26.17%                       -20.29%
------------------------------------------------------------------------------------------

(1) The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance assumes the investment of dividends and other distributions.
(2) The Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index (with dividends reinvested) is a market capitalization-weighted composite of securities in over 30 emerging market countries, including Argentina, Botswana, Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hong Kong, Hungary, India, Israel, Jordan, Kenya, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe. "Free" indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. Investors cannot directly invest in the Index. The Index figures do not reflect any fees or expenses.

-----------------------------------------------------------------------------------------
 TOTAL RETURN (WITH SALES CHARGE)
-----------------------------------------------------------------------------------------

For the period ended 12/31/98    Class A   Class B   Class C  Institutional  Service
-----------------------------------------------------------------------------------------

 Last 6 Months(3)                -16.92%   -16.73%   -13.15%   -11.91%(5)    -13.11%(5)
 One Year(4)                     -31.10%   -30.88%   -27.82%   -26.29%(5)    -28.81%(5)
 Since Inception(4)              -28.30%   -27.40%   -24.36%   -23.64%(5)    -26.07%(5)
 (12/15/97)
-----------------------------------------------------------------------------------------

(3) The Cumulative Total Return (with sales charge) is determined by computing the percentage change in the value of $1,000 invested at the maximum public offering price for specified periods, assuming reinvestment of all distri-butions at NAV. The total return calculation reflects a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 1% in the sixth year) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). The public offering price of the Class A shares on December 31, 1998 was $7.59 and represents the NAV plus the maximum sales charge of 5.5%.
(4) The Average Annual Total Return (with sales charge) is determined by computing the annual percentage change in the value of $1,000 invested at the maximum public offering price for specified periods, assuming reinvestment of all distributions at NAV. The total return calculation reflects sales charges.
(5) Cumulative or Average Annual Total Returns as of 12/31/98.

-----------------------------------------------------------------------------------------
TOP 10 COMPANY HOLDINGS AS OF 1/31/99
-----------------------------------------------------------------------------------------
                                  % of Total
Company Holding                   Net Assets     Country       Line of Business
-----------------------------------------------------------------------------------------

ITC Limited                              3.7%  India         Tobacco
Samsung Electronics                      2.7%  Korea         Electronics
Telefonos de Mexico ADS                  2.6%  Mexico        Telecommunications
Ote Greek Telecom                        2.5%  Greece        Telecommunications
Mahanagar Telephono GDR                  2.0%  India         Telecommunications
Videsh Sanchar Nigam Ltd. GDR            2.0%  India         Telecommunications
Hindalco ADR                             2.0%  India         Metals
Korea Electric Power Corp. ADR           1.8%  South Korea   Utility
Hon Hai Precision                        1.7%  Taiwan        Electronic Connectors
FirstRand Ltd.                           1.6%  South Africa  Financial Services
-----------------------------------------------------------------------------------------

The top 10 holdings may not be representative of the Fund's future investments.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

PERFORMANCE OVERVIEW


Dear Shareholders,

We are pleased to report on the performance of the Goldman Sachs Emerging Markets Equity Fund for the 12-month period ended January 31, 1999.

   Performance Review

   Over the 12-month period covered by this report, the Fund's Class A, B, C, Institutional and Service shares generated annual total returns, without sales charges, of -24.32%, -24.51%, -24.43%, -23.66% and -26.17%, respectively. Over the same time period, the Fund's bench-mark, the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index generated an annual total return of -20.29%.

    While country and regional asset allocation added value during the year, stock selection in South Africa and Asian countries detracted from performance.

   Regional Allocation

   The Fund started the fiscal period with an underweight position in Asia, and moved to an overweight position as relative valuations, real interest rate levels, currency levels and trade situations made Asia a more attractive region in which to invest. In Latin America, we lowered the Fund's exposure to an underweight position, as higher real interest rates in the region caused valuations to look unattractive. Elsewhere, we lowered the Fund's exposure in South Africa, Russia and Turkey, and increased its exposure in Greece.

   Portfolio Highlights

 . Telefonos de Mexico SA ADS (Telmex)--Telmex is Mexico's leading provider of telecommunications services, from fixed residential and commercial phone services (82% market share) to long-distance services (70% market share), data processing, internet and cellular services. As the largest telecom company in Latin America, Telmex has been able to successfully weather the competition introduced in 1995. The company had previously been privatized in 1989. Telmex offers significant growth prospects due to low penetration of phone services in Mexico (currently only an 11% penetration level in local telephony and 3.5% in cellular services) and the expected implementation of substantial cost-cutting and productivity improvements over the next couple of years.

 . Hon Hai Precision--A producer of PC connectors, Hon Hai has recently been included in the first round of suppliers for Intel's newest "slot 1" assembly. In addition, Hon Hai has made a very successful entry into the PC casing business this year. This stable-pricing product will account for about 32% of the company's 1998 revenue with 9% of global market share. Hon Hai is aiming for 50% global market share with its newest facilities in Shenzhen and Kunshan, China.

 . ITC Ltd.--ITC is the largest producer of cigarettes in India, with an extensive distribution network and a market share of more than 70%. Operational results in 1998 remained strong as the company's product mix continued to improve, supporting our expectations of earnings growth over the next three years.

                                      GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

INVESTMENT
PROCESS OVERVIEW

The investment process for the Goldman Sachs Emerging Markets Equity Fund combines both qualitative andquantitative analysis,with an emphasis on portfolio manager input.

Asset Allocation Committee

 .  Proprietary
   Quantitative Model

 .  Portfolio
   Manager Views

Country Allocation

   Company Visits
   --------------
  Internal Research
  -----------------
 Return Expectations
--------------------

Stock Selection


Portfolio Construction
 .  Stock & Industry
    Views Relative
    to Benchmark


Portfolio Review & Analysis

 .    Performance
     Measurement
     & Attribution

 .    BARRA

 .    Risk Analysis

Key New Acquisitions

 . National Bank of Greece--The National Bank of Greece was purchased due to successful restructuring taking place by new management (formerly, the management of a bank previously run by the government). Since then, nonperforming assets and low-yielding assets have been sold and cost ratios reduced. The large bond portfolio provides the potential for substantial capital gains from the convergence of Greek bond yields toward German levels.

 . Medison Co.--Medison is a medical systems company specializing in ultrasound equipment. With a lower research staff cost and shorter product development cycle time, Medison is one of the lowest cost ultrasound producers in the world, with a 20% cost advantage, excluding any currency effect. At the same, with the bargain purchase of Kretztechnik, the inventor of 4-D ultra-sound technology, Medison was able to maintain its technological leadership in 3D/4D ultrasound. Over the next two years, the company aims to benefit from gaining market share in the U.S. and European low-end market and from leading the expansion into the high-end 3D/4D market.

Portfolio Outlook

   We are currently overweight in Asia. Across the region, we are witnessing positive macroeconomic developments driven by increasing current account surpluses, relatively stable currencies, declining inflation and falling interest rates. Within the Asian region we favor markets that have been more proactive in reform, such as Korea, and countries whose financial systems have been less impacted by the current crises, such as India and the Philippines. We will maintain underweight positions in Thailand and Taiwan, where the banking sectors continue to be faced with problems of deteriorating asset quality.


      In Latin America, we maintain our underweight position versus the Fund's benchmark. We believe that existing high real interest rates should gradually take their toll on economic growth in Latin America, resulting in a less attractive risk/return profile for the region compared with the other regions in which the Fund invests. The challenges facing Brazil and the economic growth in the region remain crucial following the devaluation of the real on January 13th, 1999. Additionally, the overall depressed levels of commodities, such as oil, copper and coffee, continue to place pressure on the external accounts of the Andean Pact countries and Mexico. Given these factors, we believe the region will experience a significant decline in economic performance, at least during 1999.

      Overall, we are neutral in the European, Middle East and African regions. However, we intend to maintain a modest overweight in Russia due to attractive valuations and some political stability under newly appointed Prime Minister Primakov.

   We thank you for your investment and look forward to your continued confidence.

   Goldman Sachs Emerging Markets Equity Team

   New York, London and Singapore
   February 26, 1999

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

The Goldman Sachs Advantage

Founded in 1869,Goldman,Sachs & Co.is a premier financial services firm traditionally known on Wall Street and around the world for its institutional expertise.

Today, the firm's Asset Management Division provides individual investors the opportunity to tap the resources of a global institutional powerhouse -- and put this expertise to work in their individual portfolios.

What Sets Goldman Sachs Funds Apart?

Resources and Relationships

Our portfolio management teams are located on-site, around the world, in New York, London, Tokyo and Singapore. Their understanding of local economies, markets, industries and cultures helps deliver what many investors want: access to global investment opportunities and consistent, risk-adjusted performance.

In-Depth Research

Our portfolio management teams make on-site visits to hundreds of companies each month, then construct selective portfolios with an emphasis on their best ideas. Our teams also have access to Goldman, Sachs & Co.'s Global Investment Research Department.

Risk Management

In this, our institutional heritage is clear. Institutions, as well as many individual investors, often look to us to manage the risks of global investing over time in different market environments.

To learn more about the Goldman Sachs Family of Funds, call your investment professional today.

                                      GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Performance Summary
January 31, 1999

 The following graph shows the value, as of January 31, 1999, of a $10,000 in-vestment made (with the maximum sales charge of 5.5% for Class A and contin-gent deferred sales charges of 5.0% and 1.0% for Class B and Class C, respectively, and at NAV for the Institutional and Service Classes) on Decem-ber 15, 1997 (commencement of operations) of the Goldman Sachs Emerging Mar-kets Equity Fund. For comparative purposes, the performance of the Fund's benchmark (Morgan Stanley Emerging Markets Free Index ("MSCI EMF")) is shown. All performance data shown represents past performance and should not be con-sidered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

 Emerging Markets Equity Fund's Lifetime Performance
 Performance of a $10,000 Investment, Distributions Reinvested December 15, 1997 to January 31, 1999

                                   [GRAPHIC]

                                                         Insti-
          Morgan                                       tutional     Service
         Stanley    Class A     Class B     Class C       Class       Class
         -------    -------     -------     -------    --------     -------
12/15/97  10,000      9,450      10,000      10,000      10,000      10,000
12/97     10,621      9,679      10,240      10,240      10,230      10,240
1/98       9,788      9,159       9,690       9,700       9,700       9,690
Feb-98    10,810      9,896      10,470      10,470      10,480      10,450
Mar-98    11,279     10,312      10,900      10,910      10,930      10,860
Apr-98    11,156     10,369      10,960      10,970      11,000      10,890
May-98     9,628      8,875       9,380       9,390       9,420       9,290
Jun-98     8,618      8,034       8,500       8,510       8,560       8,390
7/98       8,891      8,308       8,780       8,790       8,840       8,620
Aug-98     6,321      5,879       6,220       6,230       6,270       6,070
Sep-98     6,722      6,191       6,550       6,560       6,610       6,390
Oct-98     7,429      6,796       7,180       7,190       7,250       7,020
Nov-98     8,047      7,070       7,470       7,470       7,550       7,300
Dec-98     7,931      7,059       7,451       7,466       7,541       7,290
1/99       7,802      6,931       7,023       7,331       7,405       7,154

  Average Annual Total Return through January                       One
  31, 1999(a)                                   Since Inception    Year
  Class A
  Excluding sales charges                           -23.97%     -24.32%
  Including sales charges                           -27.67%     -28.45%
 ----------------------------------------------------------------------
  Class B
  Excluding contingent deferred sales charges       -24.14%     -24.51%
  Including contingent deferred sales charges       -26.83%     -28.28%
 ----------------------------------------------------------------------
  Class C
  Excluding contingent deferred sales charges       -24.00%     -24.43%
  Including contingent deferred sales charges       -24.00%     -25.18%
 ----------------------------------------------------------------------
  Institutional Class                               -23.32%     -23.66%
 ----------------------------------------------------------------------
  Service Class                                     -25.62%     -26.17%
 ----------------------------------------------------------------------

 (a) All classes commenced operations on December 15, 1997.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Statement of Investments
January 31, 1999

  Shares      Description                                              Value

 Common Stocks - 92.0%
  Argentina - 3.2%
  30,751      Cresud SA ADR* (Agriculture)                       $    332,495
  21,483      Irsa Inversiones y Representos GDR (Real Estate)        494,118
  159,400     Perez Compac SA (Diversified Industrial
              Manufacturing)                                          649,802
  56,300      Telefonica de Argentina (Telecommunications)          1,389,906
  53,850      YPF Sociedad Anonima ADR (Oil & Gas Services)         1,716,469
                          ---------------------------------------------------
                                                                    4,582,790
 ----------------------------------------------------------------------------
  Brazil - 4.9%
  6,485       Cemig - Cia Energetica Minas Gerais* (Utility)           80,252
  258,862,200 Cia Energetica (Utility)                                397,561
  103,676     Embratel ADR* (Telecommunications)                    1,185,794
  108,703,000 Gerasul Centrais G (Utility)                             56,365
  166,135,000 Paranaense Energy (Utility)                             689,153
  1,000       Tele Centro Sul PA (Telecommunications)                       7
  35,458      Tele Centro Sul Participacoes ADR*
              (Telecommunications)                                  1,278,704
  129,440     Tele Norte Leste Participacoes ADR*
              (Telecommunications)                                  1,286,310
  11,117,900  Telesp Cellular SA (Telecommunications)                 296,422
  24,640      Telesp Celular ADR* (Telecommunications)                432,740
  76,528      Telesp Participacoes ADR* (Telecommunications)        1,344,023
                          ---------------------------------------------------
                                                                    7,047,331
 ----------------------------------------------------------------------------
  Chile - 1.0%
  17,800      Cia de Telecomunicaciones Chile
              (Telecommunications)                                    362,675
  16,200      Distribucion Y Servicio ADR* (Retail)                   174,150
  8,800       Embotelladora Andina* (Beverages)                        99,000
  23,700      Empresa Nacional de Electricidad SA (Utility)           275,513
  20,100      Enersis SA (Utility)                                    545,213
                          ---------------------------------------------------
                                                                    1,456,551
 ----------------------------------------------------------------------------
  Colombia - 0.1%
  2,600       Banco Colombiano SA ADR (Banking)                        12,513
  48,600      Cementos Diamante GDR* (Building Materials)             100,238
                          ---------------------------------------------------
                                                                      112,751
 ----------------------------------------------------------------------------
  Czechlosovakia - 2.1%
  16,900      Ceska Sporitelna (Banking)                               60,188
  2,490       Ceske Radiomunikace AS* (Telecommunications)             93,375
  8,900       CEZ (Electric Utility)                                  165,206
  5,800       CEZ 2 (Electric Utility)                                 96,574
  12,951      Galena (Health Care)                                    148,315
  2,500       Komercni Banka AS (Banking)                              27,535
  22,176      Sporitelni (Investment Fund)                            268,046

  Shares     Description                                                 Value

 Common Stocks - (continued)
  Czechlosovakia - (continued)
  122,415    SPT Telecom AS (Telecommunications)                   $  1,755,203
  790        Tabak AS (Tobacco)                                         201,209
  10,782     Zivnobanka Fond (Investment Fund)                          148,942
                          -----------------------------------------------------
                                                                      2,964,593
 ------------------------------------------------------------------------------
  Greece - 8.4%
  13,340     Alpha Credit Bank (Banking)                              1,559,528
  26,535     Attica Enterprises (Transportation-Marine)                 228,462
  3,180      Commercial Bank of Greece (Banking)                        342,523
  4,400      Ergo Bank SA (Banking)                                     594,051
  33,605     Hellenic Bottling (Beverages)                            1,232,348
  9,430      Intracom (Telecommunications Equipment)                    516,882
  11,660     Mailis (Containers)                                        291,257
  7,441      National Bank of Greece (Banking)                        2,056,435
  117,215    Ote Greek Telecom (Telecommunications)                   3,532,211
  18,450     Panafon Hellenic Telecom* (Telecommunications)             631,877
  15,480     Sarantis SA (Cosmetics)                                    252,300
  12,900     Silver & Baryte Ores Mining (Mining)                       443,354
  5,205      Titan Cementos (Communications)                            431,360
                          -----------------------------------------------------
                                                                     12,112,588
 ------------------------------------------------------------------------------
  Hong Kong - 2.8%
  2,621,000  Beijing Datang Power Gen-H (Utility)                       676,492
  658,000    China Telecom Ltd.* (Telecommunications)                 1,176,092
  124,800    Dah Sing Financial (Banking)                               234,338
  566,000    Hengan International* (Health Care)                        204,522
  1,424,000  Legend Holdings (Electronics)                              560,500
  904,000    Ng Fung Hong (Consumer Goods)                              682,480
  3,257,000  Zhejiang Expressway (Construction)                         479,168
                          -----------------------------------------------------
                                                                      4,013,592
 ------------------------------------------------------------------------------
  Hungary - 2.0%
  31,430     Elektrim (Electronics & Other Electrical Equipment)        394,053
  2,030      Gedeon Richter Ltd. ADR* (Drugs)                            93,888
  28,180     Magyar Olaj-Es Gazipari* (Oil & Gas)                       781,291
  41,272     Magyr Tavkozlesi ADR* (Telecommunications)               1,282,012
  5,845      OTP Bank National Savings (Banking)                        318,553
                          -----------------------------------------------------
                                                                      2,869,797
 ------------------------------------------------------------------------------
  India - 11.2%
  245,450    Hindalco ADR* (Metals-Diversified)                       2,848,325
  220,900    ITC Ltd. GDR (Tobacco)                                   5,334,735

The accompanying notes are an integral part of these financial statements.

                                      GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

  Shares     Description                                                Value

 Common Stocks - (continued)
  India - (continued)
  263,350    Mahanagar Telephono GDR* (Telecommunications)        $  2,942,936
  479,500    Mahindra & Mahindra GDR (Autos and Trucks)              2,061,850
  280,100    Videsh Sanchar Nigam Ltd. GDR (Telecommunications)      2,942,798
                          ----------------------------------------------------
                                                                    16,130,644
 -----------------------------------------------------------------------------
  Indonesia - 2.4%
  39,300     Asia Pulp & Paper Co. Ltd. ADR (Paper & Forest
             Products)                                                 284,925
  702,240    Daya Guna Samudera (Food & Beverages)                     367,934
  591,500    Gudang Garam (Tobacco)                                    719,797
  1,968,000  Indah Kiat Paper & Pulp. Corp. (Paper & Forest
             Products)                                                 449,037
  637,000    Indofoods Sukses (Food & Beverages)                       348,107
  3,465,000  PT Telekom (Telecommunications)                         1,288,394
                          ----------------------------------------------------
                                                                     3,458,194
 -----------------------------------------------------------------------------
  Israel - 3.7%
  316,730    Bank Hapoalim (Banking)                                   549,593
  146,262    Bank Leumi (Banking)                                      206,743
  241,856    Bezeq Israel Telcomm (Telecommunications)                 772,737
  8,138      Blue Square Chain Investments (Retail)                    105,314
  25,900     ECI Telecommunications Ltd. (Electronics & Other
             Electrical Equipment)                                   1,123,413
  40,008     First International Bank Israel (Banking)                 175,896
  8,390      Formula Systems Ltd. (Computer Services/Software)         194,453
  362,417    ICL Israel Chemical (Chemical Products)                   334,749
  1,670      IDB Holding Corp. Ltd. (Investment Fund)                   33,943
  27,213     Koors Industries Ltd.* (Utility)                          469,424
  127,500    Makhteshim-Agam Industries Ltd. (Investment Fund)         247,030
  42,826     Super Sol (Retail Trade)                                  101,344
  23,760     Teva Pharmaceutical Industries (Health & Medical
             Services)                                               1,032,075
                          ----------------------------------------------------
                                                                     5,346,714
 -----------------------------------------------------------------------------
  Mexico - 6.9%
  394,500    Alfa SA (Diversified Holding Companies)                   952,711
  641,800    Cifra Ser C (Retail)                                      714,868
  35,700     Coca Cola Femsa SA CV (Food & Beverages)                  448,481
  47,300     Desc SA de CV ADS(a) (Diversified Holding
             Companies)                                                966,694
  289,600    Grupo Carso SA (Diversified Holding Companies)            813,563

  Shares     Description                                                Value

 Common Stocks - (continued)
  Mexico - (continued)
  588,100    Grupo Modelo SA (Beverages)                          $  1,313,008
  21,000     Grupo Televisa GDR* (Broadcast Media)                     538,125
  196,100    Kimberly Clark (Retail)                                   562,495
  71,700     Telefonos de Mexico SA ADS (Telecommunications)         3,665,663
                          ----------------------------------------------------
                                                                     9,975,608
 -----------------------------------------------------------------------------
  Peru - 0.4%
  51,400     Telefonica del Peru SA ADS (Telecommunications)           610,375
 -----------------------------------------------------------------------------
  Philippines - 6.7%
  4,611,400  Ayala Land Inc. (Real Estate)                           1,407,375
  493,200    Manila Electric Co. (Utility)                           1,486,005
  217,830    Metropolitan Bank and Trust (Banking)                   1,612,508
  39,400     Philippine Long Distance (Telecommunications)             921,039
  78,300     Philippine Long Distance ADR (Telecommunications)       1,800,900
  440,500    San Miguel Corp. "B" (Breweries)                          629,286
  9,418,200  SM Prime (Real Estate)                                  1,785,789
                          ----------------------------------------------------
                                                                     9,642,902
 -----------------------------------------------------------------------------
  Poland - 1.3%
  12,800     Bank Handlowy Warszawie (Banking)                         150,711
  6,760      Bank Rozwoju Eksportu SA (Banking)                        153,846
  2,240      Bank Slaski (Banking)                                     110,504
  43,300     Big Bank Gdanski (Banking)                                 42,486
  11,902     Drugi Narodowy Fundusz Inwesty (Investment Fund)            9,083
  11,902     Eugeniusza Kwiatkowskiego Narodowy Fundusz Inwesty
             (Investment Fund)                                          19,301
  11,902     Foksal SA Norodowy Fundusz Inwesty (Investment
             Fund)                                                      13,462
  11,902     Fortuna SA Narodowy Fundusz
             Inwesty (Investment Fund)                                  15,084
  11,902     Hetman SA Narodowy Fundusz
             Inwesty (Investment Fund)                                   9,245
  11,902     Jedenasty Narodowy Fundusz
             Inwesty (Investment Fund)                                  10,381
  31,000     KGHM Polska Miedz SA
             (Metals-Diversified)                                      124,203
  9,872      Lentex (Building Materials)                                42,243
  11,902     Magna Polonia SA Narodowy Fundusz Inwesty
             (Investment Fund)                                          15,571
  17,100     Mostostal Zabrze
             (Engineering & Construction)                               61,055
  11,902     Octava SA Narodowy Fundusz
             Inwesty (Investment Fund)                                  19,139
  12,300     Orbis SA (Leisure Time)                                   100,572
  11,902     Piast SA Narodowy Fundusz
             Inwesty (Investment Fund)                                  10,867
  11,902     Pierwszy Narodowy Fundusz
             Inwesty (Investment Fund)                                  11,354
  11,902     Progress SA Narodowy Fundusz
             Inwesty (Investment Fund)                                  19,464

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Statement of Investments (continued)
January 31, 1999

  Shares     Description                                     Value

 Common Stocks - (continued)
  Poland - (continued)
  3,390      Prokom Software SA (Computer
             Services/Software)                        $    121,500
  2,800      Softbank SA (Computer
             Services/Software)                              99,210
  72,300     Telekomunikacja Polska SA
             (Telecommunications)                           528,111
  11,902     Trzeci Narodowy Fundusz
             Inwesty (Investment Fund)                        9,407
  11,902     Victoria SA Narodowy Fundusz
             Inwesty (Investment Fund)                       18,166
  11,902     Wielkiego Narodowy Fundusz
             Inwesty (Investment Fund)                       10,056
  17,300     Wielkopolski Bank Kredytowy
             (Banking)                                      111,278
  11,902     Zachodni Fundusz Inwesty
             (Investment Fund)                               16,382
                          -----------------------------------------
                                                          1,852,681
 ------------------------------------------------------------------
  Russia - 1.6%
  39,608     AO Mosenergo* (Oil & Gas Services)              59,412
  48,155     Lukoil Co.* (Oil & Gas Services)               168,543
  49,873     Lukoil Co. ADR* (Oil & Gas Services)           741,861
  27,755     Rao Gazprom ADS* (Energy)                      236,611
  26,000     Rostelecom ADR (Telecommunications)            110,500
  163,492    Surgutneftegaz ADR* (Oil)                      551,786
  1,865      Unified Energy System ADR* (Utility)             5,595
  125,397    Unified Energy System GDR* (Utility)           415,378
                          -----------------------------------------
                                                          2,289,686
 ------------------------------------------------------------------
  Singapore - 2.2%
  169,000    Natsteel Electronics Ltd. (Electronics)        504,403
  155,000    Overseas Chinese Banking Corp-
             Alien Market (Banking)                       1,062,648
  67,000     Singapore Airlines Ltd. (Airlines)             455,378
  187,000    United Overseas Bank (Banking)               1,116,253
                          -----------------------------------------
                                                          3,138,682
 ------------------------------------------------------------------
  South Africa - 11.1%
  104,000    ABSA Group Ltd.
             (Financial Services)                           509,720
  65,300     Anglo American Platinum Corp.
             (Chemical Products)                            962,825
  26,129     Anglogold (Natural Resources)                1,052,908
  85,580     De Beers Centenary
             (Natural Resources)                          1,226,600
  202,259    Dimension Data Holdings Ltd.
             (Computer Services/Software)                   919,662
  1,869,598  FirstRand Ltd.
             (Financial Services)                         2,242,286
  75,000     Gold Fields Ltd. (Mining)                      460,873
  21,000     Impala Platinum Holdings Ltd.
             (Metals-Diversified)                           328,666
  124,776    Imperial Holdings Ltd.
             (Holding Company-Diversified)                  842,803
  66,370     Liberty Life Association
             (Insurance Services)                           885,662

  Shares     Description                                                 Value

 Common Stocks - (continued)
  South Africa - (continued)
  456,402    Metro Cash & Carry Ltd.
             (Wholesale Trade)                                     $    349,633
  82,550     Nedcor Ltd. (Financial Services)                         1,664,600
  230,490    Pepkor Ltd. (Retail Trade)                                 717,671
  115,000    Rembrandt Group (Diversified)                              854,448
  179,625    Sasol (Oil & Gas Services)                                 633,274
  111,929    South Africa Brewery (Beverages)                         1,807,091
  48,828     Tiger Oats (Food & Beverages)                              450,472
                          -----------------------------------------------------
                                                                     15,909,194
 ------------------------------------------------------------------------------
  South Korea - 10.9%
  98,130     Housing & Communications
             Bank (Banking)                                           1,407,226
  140,000    Kook Min Bank (Financial Services)                       1,043,745
  153,300    Korea Electric Power Corp. ADR
             (Utility)                                                2,654,006
  74,797     Medison Co. (Health & Medical Services)                    767,067
  16,388     Pohang Iron & Steel (Steel)                              1,012,151
  57,000     Pohang Iron & Steel ADR (Steel)                          1,068,750
  15,350     Pusan City Gas (Oil & Gas)                                 380,157
  51,000     Samsung Electronics (Electronics & Other Electrical
             Equipment)                                               3,902,043
  2,793      Samsung Electronics-Rights exp. 02/10/99
             (Electronics & Other Electrical Equipment)                  91,753
  2,200      Samsung Fire & Marine Insurance
             (Insurance)                                                718,979
  93,771     SK Telecom Ltd. ADR*
             (Telecommunications)                                       955,294
  2,250      SK Telecom Ltd.
             (Telecommunications)                                     1,709,617
                          -----------------------------------------------------
                                                                     15,710,788
 ------------------------------------------------------------------------------
  Taiwan - 5.3%
  263,000    Cathay Life Insurance Co.
             (Insurance Services)                                       813,863
  466,600    Hon Hai Precision (Electronic
             Connectors)                                              2,497,967
  622,000    President Chain Stores (Retail)                          1,790,066
  15,000     Quanta Computer (Computer
             Services/Software)                                         271,546
  728,480    Siliconware Precis* (Technology)                         1,363,857
  310,750    Taiwan Semiconductor* (Technology)                         812,575
                          -----------------------------------------------------
                                                                      7,549,874
 ------------------------------------------------------------------------------
  Thailand - 2.9%
  118,600    Bangkok Bank (Financial Services)                          220,464
  631,200    Bangkok Expressway (Construction)                          513,867
  87,500     BEC World PLC (Media)                                      422,659
  238,800    Electricity Generating Public Co.--Alien Market
             (Utility)                                                  576,749
  124,000    PTT Exploration & Production (Energy Source)               935,468
  20,300     Siam Cement Public Co. (Building Materials &
             Construction)                                              462,741
  27,000     Siam City Cement (Building Materials)                       95,251

The accompanying notes are an integral part of these financial statements.

                                      GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

  Shares     Description                                                Value

 Common Stocks - (continued)
  Thailand - (continued)
  296,500    Telecomasia Corporation (Telecommunications)         $    140,807
  415,500    Thai Farmers Bank Public - Alien Market (Financial
             Services)                                                 789,281
                          ----------------------------------------------------
                                                                     4,157,287
 -----------------------------------------------------------------------------
  Turkey - 0.9%
  13,855,724 Adana Cimento (Building/Construction Materials)           236,708
  8,619,651  Akbank (Banking)                                          160,173
  16,369,230 IS Bankasi (Banking)                                      387,583
  379,610    Migros (Food & Beverages)                                 375,457
  60,942     Petrol Ofisi (Oil & Gas)                                    9,315
  5,618,421  Yapi Kredi Bankesi (Banking)                               65,673
                          ----------------------------------------------------
                                                                     1,234,909
 -----------------------------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $136,366,965)                                             $132,167,531
 -----------------------------------------------------------------------------
 Preferred Stocks - 1.7%
  Brazil - 1.7%
  70,163,623 Cemig - Cia Energetica Minas Gerais (Utility)        $    897,401
  6,825,800  Petroleos Brasileiros - Petrobras (Oil & Gas
             Services)                                                 458,424
  12,429,912 Telesp (Telecommunications)                             1,104,881
                          ----------------------------------------------------
                                                                     2,460,706
 -----------------------------------------------------------------------------
  TOTAL PREFERRED STOCKS
  (Cost $6,808,214)                                               $  2,460,706
 -----------------------------------------------------------------------------

  Principal                  Interest                 Maturity
  Amount/Units                 Rate                     Date                          Value
 Bond - 0.0%
  Russia - 0.0%
  Inter American Development Bank(b)
7,900,0001                    31.0%                   05/08/00                 $     58,117
 ------------------------------------------------------------------------------------------
  TOTAL BOND
  (Cost $1,856,802)                                                            $     58,117
 ------------------------------------------------------------------------------------------

 Structured Notes - 6.2%

  1,362,570 units Merrill Lynch Call Warrant
                  on Korean Stock Price
                  Index 200                    $  7,546,730
  180,314 units   Taiwan Index Linked Note        1,373,993
 ----------------------------------------------------------
  TOTAL STRUCTURED NOTES
  (Cost $8,000,000)                            $  8,920,723
 ----------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $153,031,981)(c)                       $143,607,077
 ----------------------------------------------------------

  Federal In-
  come Tax In-
  formation:
  Gross
  unrealized
  gain for in-
  vestments in
  which
  value exceeds
  cost          $ 14,855,341
  Gross
  unrealized
  loss for in-
  vestments in
  which
  cost exceeds
  value          (25,948,990)
 ----------------------------
  Net
  unrealized
  loss          $(11,093,649)
 ----------------------------

 * Non-income producing security.
 (a) Portions of these securities are being segregated for extended settlement securities.
 (b) Represents a security that is fair valued. See footnote 2(A).
 (c) The aggregate cost for federal income tax purposes is $154,700,726.
 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

                                                           As a %
                                                         of Total
                                                       Net Assets
  Common and Preferred Stock Industry Classifications
  Agriculture                                                 0.2%
  Airlines                                                    0.3
  Autos and Trucks                                            1.4
  Banking                                                     8.7
  Beverages                                                   3.1
  Breweries                                                   0.4
  Broadcast Media                                             0.4
  Building/Construction
  Materials                                                   0.7
  Chemical Products                                           0.9
  Communications                                              0.3
  Computer Services/
  Software                                                    1.1
  Construction                                                0.7
  Consumer Goods                                              0.5
  Containers                                                  0.2
  Cosmetics                                                   0.2
  Diversified                                                 0.6
  Diversified Holding
  Companies                                                   1.9
  Diversified Industrial
  Manufacturing                                               0.5
  Drugs                                                       0.1
  Electric Utility                                            0.2
  Electronic Connectors                                       1.7
  Electronics                                                 0.7
  Electronics & Other
  Electrical Equipment                                        3.8
  Energy Source                                               0.8
  Engineering &
  Construction                                                0.0
  Financial Services                                          4.5
  Food & Beverages                                            1.4
  Health & Medical Services                                   1.3
  Health Care                                                 0.2
  Holding Company-
  Diversified                                                 0.6
  Insurance Services                                          1.7
  Investment Fund                                             0.6
  Leisure Time                                                0.1
  Media                                                       0.3
  Metals-Diversified                                          2.3
  Mining                                                      0.6
  Natural Resources                                           1.6
  Oil & Gas Services                                          3.8
  Paper & Forest Products                                     0.5
  Real Estate                                                 2.6
  Retail Trade                                                2.9
  Steel                                                       1.4
  Technology                                                  1.5
  Telecommunications                                         24.8
  Telecommunications
  Equipment                                                   0.4
  Tobacco                                                     4.4
  Transportation-Marine                                       0.2
  Utility                                                     6.4
  Wholesale Trade                                             0.2
 -----------------------------------------------------------------
  TOTAL COMMON AND
  PREFERRED STOCK                                            93.7%
 -----------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Statement of Assets and Liabilities
January 31, 1999
 Assets:

 Investment in securities, at value (identified cost
 $153,031,981)                                                 $143,607,077
 Cash, at value                                                   3,668,924
 Receivables:
 Investment securities sold, at value                               474,744
 Fund shares sold                                                   218,872
 Dividends and interest, at value                                   508,916
 Reimbursement from investment adviser                              164,845
 Deferred organization expenses, net                                 11,396
 Other assets, at value                                              15,634
----------------------------------------------------------------------------
 Total assets                                                   148,670,408
----------------------------------------------------------------------------

 Liabilities:

 Payables:
 Investment securities purchased, at value                        4,090,946
 Income distribution                                                    745
 Fund shares repurchased                                            437,353
 Amounts owed to affiliates                                         204,264
 Accrued expenses and other liabilities, at value                   311,519
----------------------------------------------------------------------------
 Total liabilities                                                5,044,827
----------------------------------------------------------------------------

 Net Assets:

 Paid-in capital                                                199,658,406
 Accumulated undistributed net investment income                     26,133
 Accumulated net realized loss on investment and foreign
 currency related transactions                                  (46,285,294)
 Net unrealized loss on investments and translation of assets
 and liabilities denominated in foreign currencies               (9,773,664)
----------------------------------------------------------------------------
 NET ASSETS                                                    $143,625,581
----------------------------------------------------------------------------

                                                  Class A       Class B Class C
-------------------------------------------------------------------------------
Total shares of beneficial interest
outstanding, $.001 par value (unlimited shares
authorized)                                     7,483,990        65,322  38,754
Net asset value, offering and redemption price
per share(a)                                        $7.04         $7.03   $7.05
-------------------------------------------------------------------------------
                                                          Institutional Service
-------------------------------------------------------------------------------
Total shares of beneficial interest
outstanding, $.001 par value (unlimited shares
authorized)                                                  12,715,053     166
Net asset value, offering and redemption price
per share                                                         $7.09   $6.87
-------------------------------------------------------------------------------

 (a) Maximum public offering price per share (NAV per share X 1.0582) for Class A shares is $7.45. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original pur-chase price of the shares.
The accompanying notes are an integral part of these financial statements.

                                      GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Statement of Operations
For the Year Ended January 31, 1999

  Investment income:
  Dividends (a)                                                  $ 2,694,167
  Interest                                                         1,004,258
 ----------------------------------------------------------------------------
  Total income                                                     3,698,425
 ----------------------------------------------------------------------------
  Expenses:
  Management fees                                                  1,519,721
  Custodian fees                                                     456,456
  Distribution and service fees (b)                                  231,956
  Transfer agent fees                                                163,405
  Registration fees                                                  103,143
  Professional fees                                                   56,375
  Trustee fees                                                         7,520
  Amortization of deferred organization expenses                       1,399
  Other                                                               71,321
 ----------------------------------------------------------------------------
  Total expenses                                                   2,611,296
 ----------------------------------------------------------------------------
  Less-expenses reimbursed and fees waived by Goldman Sachs         (562,301)
 ----------------------------------------------------------------------------
  Net expenses                                                     2,048,995
 ----------------------------------------------------------------------------
  NET INVESTMENT INCOME                                            1,649,430
 ----------------------------------------------------------------------------
  Realized and unrealized gain (loss) on investment and foreign currency transactions:
  Net realized gain (loss) from:
  Investment transactions                                        (45,507,353)
  Foreign currency related transactions                            4,180,921
  Net change in unrealized loss:
  Investments                                                     (8,569,284)
  Translation of assets and liabilities denominated in foreign
  currencies                                                        (340,817)
 ----------------------------------------------------------------------------
  Net realized and unrealized loss on investment and foreign
  currency transactions:                                         (50,236,533)
 ----------------------------------------------------------------------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS           (48,587,103)
 ----------------------------------------------------------------------------

 (a) Taxes withheld on dividends were $258,446.
 (b) Class A, Class B and Class C had distribution and service fees of $226,631, $3,075 and $2,250, respectively.
      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Statements of Changes in Net Assets

For the Year Ended January 31, 1999 and Period Ended January 31, 1998


                                         January 31, 1999  January 31, 1998(a)
  From operations:
  Net investment income                      $  1,649,430          $    19,872
  Net realized loss on investment and
  foreign currency related transactions       (41,326,432)             (22,454)
  Net change in unrealized loss on
  investments and translation of assets
  and liabilities denominated in
  foreign currencies                           (8,910,101)            (863,563)
 ------------------------------------------------------------------------------
  Net decrease in net assets resulting
  from operations                             (48,587,103)            (866,145)
 ------------------------------------------------------------------------------
  Distributions to shareholders:
  From net investment income
   Class A shares                                (569,869)                  --
   Class B shares                                  (4,352)                  --
   Class C shares                                  (2,737)                  --
   Institutional shares                        (1,092,333)                  --
   Service shares                                     (11)                  --
  In excess of net investment income
   Class A shares                              (1,680,766)                  --
   Class B shares                                 (12,834)                  --
   Class C shares                                  (8,074)                  --
   Institutional shares                        (3,221,713)                  --
   Service shares                                     (33)                  --
 ------------------------------------------------------------------------------
  Total distributions to shareholders          (6,592,722)                  --
 ------------------------------------------------------------------------------
  From share transactions:
  Net proceeds from sales of shares           220,344,538           37,824,117
  Reinvestment of dividends and
  distributions                                 4,301,531                   --
  Cost of shares repurchased                  (62,779,701)             (18,934)
 ------------------------------------------------------------------------------
  Net increase in net assets resulting
  from share transactions                     161,866,368           37,805,183
 ------------------------------------------------------------------------------
  TOTAL INCREASE                              106,686,543           36,939,038
 ------------------------------------------------------------------------------
  Net assets:
  Beginning of period                          36,939,038                   --
 ------------------------------------------------------------------------------
  End of period                              $143,625,581          $36,939,038
 ------------------------------------------------------------------------------
  Accumulated undistributed net
  investment income                          $     26,133          $    19,872
 ------------------------------------------------------------------------------

 (a) The Fund commenced operations on December 15, 1997.

The accompanying notes are an integral part of these financial statements.

                                      GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Notes to Financial Statements
January 31, 1999
 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust"), a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end management in-vestment company. The Trust includes the Goldman Sachs Emerging Markets Equity Fund (the "Fund"). At January 31, 1999, the Fund offered five classes of shares -- Class A, Class B, Class C, Institutional and Service.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Certain reclassifications have been made to the prior period amounts to conform with the current period presentation. Such reclassifications have no effect on previously reported net asset values of the Fund.

 A. Investment Valuation -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the mean between the closing bid and asked price. Debt securities are valued at prices supplied by an independent pricing service, which reflect broker / dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quota-tions are available are valued at the mean between the most recent bid and asked prices. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Restricted securities, and other securities for which quotations are not readily available, are valued at fair value using methods approved by the Board of Trustees of the Trust.
   Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks in-clude revaluation of currencies, high rates of inflation, repatriation re-strictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liq-uid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

 B. Security Transactions and Investment Income -- Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfo-lio securities are calculated using the identified-cost basis. Dividend in-come is recorded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment in-come in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned. It is the Fund's policy, where necessary, to accrue for estimated capital gains taxes on appreciated foreign securities.

 C. Foreign Currency Translations -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valua-tions, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency ex-change rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward ex-change contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Notes to Financial Statements (continued)
January 31, 1999

 D. Forward Foreign Currency Exchange Contracts -- The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell such contracts to seek to increase total re-turn. All commitments are "marked-to-market" daily at the applicable transla-tion rates. The Fund realizes gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering these contracts from the poten-tial inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

 E. Derivative Financial Instruments -- Structured Notes
 The Fund may utilize derivative financial instruments such as structured notes. Such instruments are used by the Fund as a means of investing in a particular market or of increasing the return on the Fund's investments or both. The value of the principal of and/or interest on such securities is de-termined by reference to changes in the value of the financial indicators in-cluding, but not limited to indices, currencies or interest rates. These financial instruments may subject the fund to a greater degree of market risk and loss than other types of securities.

 F. Short Securities Positions -- The Fund may enter into covered short sales. Short securities positions are accounted for at cost and subsequently marked-to-market to reflect the current market value of the position. The market value of the short position is recorded as a liability on the Fund's records and any difference between this market value and the cash received is re-ported as unrealized gain or loss. Gains and losses are realized when a short position is closed out by delivering securities back to the broker.

 G. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net invest-ment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist as well as timing differences associated with having different book and tax year ends.
   The Fund had approximately $33,647,000 at October 31, 1998 (the Fund's tax year end) of capital loss carryforward expiring 2006 for federal tax purpos-es. This amount is available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

 H. Deferred Organization Expenses -- Organization-related costs are amortized on a straight-line basis over a period of five years.

 I. Expenses -- Expenses incurred by the Trust which do not specifically re-late to an individual Fund of the Trust are allocated to the Funds based on a straight-line or pro rata basis depending upon the nature of the expense.
   Class A, Class B and Class C shares bear all expenses and fees relating to their respective distribution and service plans. Each class of shares sepa-rately bears its respective class-specific transfer agency fees. Service shares bear all expenses and fees paid to service organizations for their services with respect to such shares.

 J. Option Accounting Principles -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the li-ability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium

                                      GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
 originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, de-pending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a pur-chased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

 K. Futures Contracts -- The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return.
   Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial mar-gin" requirement of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, de-pending on the fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When con-tracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.
   The use of futures contracts involve, to varying degrees, elements of mar-ket and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures con-tract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss.

 3. AGREEMENTS

 Pursuant to the Investment Management Agreement ("the Agreement"), Goldman Sachs Asset Management International ("GSAMI"), an affiliate of Goldman Sachs Asset Management ("GSAM"), serves as the investment adviser to the Fund. Un-der the Agreement, GSAMI, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services rendered under the Agreement, the assumption of the expenses related thereto and administering the Fund's business affairs, including providing facilities, GSAMI is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.20% of the average daily net assets of the Fund. For the year ended January 31, 1999, the adviser has agreed to waive $65,000 of its management fee. The adviser may discontinue or modify this waiver in the future at its discretion.
   The adviser voluntarily agreed to limit certain "Other Expenses" (excluding management fees, distribution and service fees, transfer agent fees, taxes, interest, brokerage, litigation, Service share fees, indemnification costs and other extraordinary expenses) through August 31, 1998 to the extent such expenses exceeded .16% of the average daily net assets of the Fund. Goldman Sachs reimbursed approximately $497,000 for the year ended January 31, 1999. Effective September 1, 1998, this expense limitation was modified to .15%.
   Goldman Sachs serves as the Distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it has retained approximately $495,000 for the year ended January 31, 1999.
   Prior to September 1, 1998, the Trust, on behalf of the Fund, had adopted Distribution Plans (the "Distribution Plans") pursuant to Rule 12b-1. Under the Distribution Plans, Goldman Sachs was entitled to a quarterly fee from the Fund for

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Notes to Financial Statements (continued)
January 31, 1999
 distribution services equal, on an annual basis, to .25%, .75% and .75% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares, respectively.
   Prior to September 1, 1998, the Trust, on behalf of the Fund, had adopted Authorized Dealer Service Plans (the "Dealer Service Plans") pursuant to which Goldman Sachs and Authorized Dealers are compensated for providing per-sonal and account maintenance services. The Fund paid a fee under the Dealer Service Plans equal, on an annual basis, up to .25% of its average daily net assets attributable to Class A, Class B and Class C shares.
   Effective September 1, 1998, the Distribution Plans and Dealer Service Plans were combined into Distribution and Service Plans. Under the Distribu-tion and Service Plans, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee from the Fund for distribution and shareholders maintenance services equal, on an annual basis, to .50%, 1.00%, and 1.00% of each of the Fund's average daily net assets attributable to Class A, Class B and Class C shares, respectively.
   Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. Ef-fective September 1, 1998, the fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of average daily net assets for Class A, Class B and Class C shares and 0.04% of average daily net assets for Institutional and Service shares.
   The Trust, on behalf of the Fund, has adopted a Service Plan. This Plan al-lows for Service shares to compensate service organizations for providing va-rying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to .50% (on an annualized basis), of the average daily net asset value of the Service shares.
   As of January 31, 1999, the amounts owed to affiliates were approximately $162,000, $25,000 and $17,000 for Management, Distribution and Service and Transfer Agent fees, respectively.

 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of securities (excluding short-term investments and futures) for the year ended January 31, 1999, were $345,349,929 and $177,077,849, respectively.
   For the year ended January 31, 1999, Goldman Sachs earned approximately $76,000 of brokerage commissions from portfolio transactions.

 5. LINE OF CREDIT FACILITY

 The Fund participates in a $250,000,000 uncommitted, unsecured revolving line of credit facility. In addition, the Fund participates in a $50,000,000 com-mitted, unsecured revolving line of credit facility. Both facilities are to be used solely for temporary or emergency purposes. Under the most restric-tive arrangement, the Fund must own securities having a market value in ex-cess of 300% of the total bank borrowings. The interest rate on the borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid based on the amount of the commitment which has not been utilized. During the year ended January 31, 1999, the Fund did not have any borrowings under these facilities.

 6. CERTAIN RECLASSIFICATIONS

 In accordance with Statement of Position 93-2, the Fund reclassified $13,145 from paid-in capital to accumulated undistributed net investment income and $4,936,408 from accumulated net realized loss on investment and foreign cur-rency related transactions to accumulated undistributed net investment in-come. These reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund's capital accounts on a tax basis.

                                      GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
 7. SUMMARY OF SHARE TRANSACTIONS

 Share activity for the year ended January 31, 1999 and period ended January 31, 1998 are as follows:

                        For the Year Ended January 31, 1999    For the Period Ended January 31, 1998(a)
                        -------------------------------------  ------------------------------------------
                                  Shares             Dollars               Shares                Dollars
 --------------------------------------------------------------------------------------------------------
 Class A Shares
 Shares sold                  10,357,445  $       89,405,582            1,824,207  $          17,866,344
 Reinvestment of divi-
dends and distribu-
tions                            318,269           2,176,957                   --                     --
 Shares repurchased           (5,015,931)        (38,121,169)                  --                     --
                            -----------------------------------  ----------------------------------------
                               5,659,783          53,461,370            1,824,207             17,866,344
 --------------------------------------------------------------------------------------------------------
 Class B Shares
 Shares sold                      73,263             638,031                6,579                 64,645
 Reinvestment of divi-
dends and distribu-
tions                              1,969              13,468                   --                     --
 Shares repurchased              (16,489)           (112,961)                  --                     --
                             ----------------------------------  ----------------------------------------
                                  58,743             538,538                6,579                 64,645
 --------------------------------------------------------------------------------------------------------
 Class C Shares
 Shares sold                      44,699             387,030                7,520                 72,494
 Reinvestment of divi-
dends and distribu-
tions                              1,550              10,621                   --                     --
 Shares repurchased              (15,015)           (115,705)                  --                     --
                             ----------------------------------  ----------------------------------------
                                  31,234             281,946                7,520                 72,494
 --------------------------------------------------------------------------------------------------------
 Institutional Shares
 Shares sold                  13,487,704         129,913,895            1,973,802             19,819,033
 Reinvestment of divi-
dends and distribu-
tions                            304,854           2,100,442                   --                     --
 Shares repurchased           (3,049,355)        (24,429,866)              (1,952)               (18,934)
                             ----------------------------------  ----------------------------------------
                              10,743,203         107,584,471            1,971,850             19,800,099
 --------------------------------------------------------------------------------------------------------
 Service Shares
 Shares sold                          --                  --                  160                  1,601
 Reinvestment of divi-
dends and distribu-
tions                                  6                  43                   --                     --
                             ----------------------------------  ----------------------------------------
                                       6                  43                  160                  1,601
 --------------------------------------------------------------------------------------------------------
 NET INCREASE                 16,492,969  $      161,866,368            3,810,316  $          37,805,183
 --------------------------------------------------------------------------------------------------------

 (a) The Fund commenced operations on December 15, 1997.

 8. OTHER MATTERS

 As of January 31, 1999, the Goldman Sachs Growth and Income Strategy Portfo-lio, the Goldman Sachs Growth Strategy Portfolio and the Goldman Sachs Ag-gressive Growth Strategy Portfolio were beneficial owners of approximately 12%, 11% and 5% of the outstanding shares of the Fund, respectively. In addi-tion, two clients are the beneficial owners of 11% and 10% of the outstanding shares of the Fund, respectively.


 Goldman Sachs Emerging Markets Equity Fund -- Tax Information (unaudited)

   For its fiscal year ended January 31, 1999, the total amount of income received by the Fund from sources within foreign countries and possessions of the United States was $.0571 per share all of which is attributable to qualified passive income. The total amount of taxes paid by the Fund to such countries was $.0090 per share. A separate notice containing the country by country compo-nents of these totals has been previously mailed to shareholders.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                             Income from
                                      investment operations(d)      Distributions to shareholders
                                      ------------------------- --------------------------------------
                                                  Net realized
                                                 and unrealized
                                                    loss on                               From net
                                                  investments                          realized gain
                            Net asset    Net      and foreign              In excess   on investment
                             value,   investment    currency     From net    of net     and foreign    Net decrease
                            beginning   income      related     investment investment currency related in net asset
                            of period   (loss)    transactions    income     income     transactions      value
 FOR THE YEAR ENDED JANUARY 31,
  1999 - Class A Shares      $ 9.69     $ 0.04       $(2.40)      $(0.07)    $(0.22)         --           $(2.65)
  1999 - Class B Shares        9.69       0.03        (2.41)       (0.07)     (0.21)         --            (2.66)
  1999 - Class C Shares        9.70       0.01        (2.39)       (0.07)     (0.20)         --            (2.65)
  1999 - Institutional
  Shares                       9.70       0.06        (2.36)       (0.08)     (0.23)         --            (2.61)
  1999 - Service Shares        9.69      (0.13)       (2.41)       (0.07)     (0.21)         --            (2.82)
 FOR THE PERIOD ENDED JANUARY 31,
  1998 - Class A Shares
  (commenced December 15,
  1997)                       10.00         --        (0.31)          --         --          --            (0.31)
  1998 - Class B Shares
  (commenced December 15,
  1997)                       10.00         --        (0.31)          --         --          --            (0.31)
  1998 - Class C Shares
  (commenced December 15,
  1997)                       10.00         --        (0.30)          --         --          --            (0.30)
  1998 - Institutional
  Shares (commenced Decem-
  ber 15, 1997)               10.00       0.01        (0.31)          --         --          --            (0.30)
  1998 - Service Shares
  (commenced December 15,
  1997)                       10.00         --        (0.31)          --         --          --            (0.31)
 ------------------------------------------------------------------------------------------------------------------

 (a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (b) Annualized.
 (c) Not annualized.
 (d) Includes the balancing effect of calculating per share amounts.
The accompanying notes are an integral part of these financial statements.

                                      GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

                                                                    Ratios assuming no voluntary waiver
                                                                      of fees or expense limitations
                                                                    -----------------------------------



                                                        Ratio of
                             Net assets   Ratio of   net investment    Ratio of                  Ratio of net
   Net asset                 at end of  net expenses income (loss)   expenses to              investment income           Portfolio
   value, end     Total        period    to average    to average    average net              (loss) to average           turnover
   of period    return(a)    (in 000s)   net assets    net assets       assets                    net assets                rate
     $7.04       (24.32)%     $52,704       2.09%         0.80%                     2.53%                        0.36%      153.67%
      7.03       (24.51)          459       2.59          0.19                      3.03                        (0.25)      153.67
      7.05       (24.43)          273       2.59          0.28                      3.03                        (0.16)      153.67
      7.09       (23.66)       90,189       1.35          1.59                      1.79                         1.15       153.67
      6.87       (26.17)            1       1.85         (1.84)                     2.29                        (2.28)      153.67
      9.69        (3.10)(c)    17,681       1.90(b)       0.55(b)                   5.88(b)                     (3.43)(b)  3.35(c)
      9.69        (3.10)(c)        64       2.41(b)       0.05(b)                   6.39(b)                     (3.93)(b)  3.35(c)
      9.70        (3.00)(c)        73       2.48(b)      (0.27)(b)                  6.46(b)                     (4.25)(b)  3.35(c)
      9.70        (3.00)(c)    19,120       1.30(b)       0.80(b)                   5.28(b)                     (3.18)(b)  3.35(c)
      9.69        (3.10)(c)         2       2.72(b)      (0.05)(b)                  6.70(b)                     (4.03)(b)  3.35(c)
-----------------------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Report of Independent Public Accountants

 To the Shareholders and Board of Trustees of Goldman Sachs Trust--Emerging Markets Equity Fund:

 We have audited the accompanying statement of assets and liabilities of Goldman Sachs Emerging Markets Equity Fund, one of the portfolios constitut-ing Goldman Sachs Trust--Equity Funds (a Delaware Business Trust), including the statement of investments, as of January 31, 1999, and the related state-ment of operations, the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and the fi-nancial highlights are the responsibility of the Fund's management. Our re-sponsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan-cial statements. Our procedures included confirmation of securities owned as of January 31, 1999 by correspondence with the custodian and brokers. An au-dit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights re-ferred to above present fairly, in all material respects, the financial posi-tion of Goldman Sachs Emerging Markets Equity Fund as of January 31, 1999, the results of its operations, the changes in its net assets and the finan-cial highlights for the periods presented, in conformity with generally ac-cepted accounting principles.

                                            ARTHUR ANDERSEN LLP

 Boston, Massachusetts
 March 19, 1999

                                                      GOLDMAN SACHS FUND PROFILE

Goldman Sachs Emerging Markets Equity Fund

An Investment Idea for the Long Term

History has shown that a long-term plan that includes stocks of emerging market countries is more likely to provide greater returns and reduce overall portfolio volatility over time than a portfolio that invests only in U.S.-based stocks.

Goldman Sachs Emerging Markets Equity Fund offers investors access to the benefits associated with emerging market investing. The Fund seeks long-term capital appreciation, primarily through equity securities of emerging country issuers.

Target Your Needs

The Goldman Sachs Emerging Markets Equity Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within Goldman Sachs Funds without an additional charge.(*) (Please note: in general, greater returns are associated with greater risk.)

Goldman Sachs Funds

Goldman Sachs Funds offers more than 30 investment options for global diversification across borders, investment styles,asset classes and security capitalizations.

                          ASSET ALLOCATION SPECIALTY

Higher Risk/Return
------------------

INTERNATIONAL EQUITY
--------------------

o Goldman Sachs Emerging Markets Equity Fund


DOMESTIC EQUITY


FIXED INCOME

Lower Risk/Return
-----------------

MONEY MARKET


For More Information

To learn more about the Goldman Sachs Emerging Markets Equity Fund and other Goldman Sachs Funds, call your investment professional today.


(*)The exchange privilege is subject to termination and its terms are subject to change.

GOLDMAN SACHS ASSET MANAGEMENT ONE NEW YORK PLAZA 42ND FLOOR, NEW YORK, NEW YORK 10004

TRUSTEES                            OFFICERS
Ashok N. Bakhru, Chairman           Douglas C. Grip, President
David B. Ford                       Jesse H. Cole, Vice President
Douglas C. Grip                     James A. Fitzpatrick, Vice President
John P. McNulty                     Anne E. Marcel, Vice President
Mary P. McPherson                   Nancy L. Mucker, Vice President
Alan A. Shuch                       John M. Perlowski, Treasurer
Jackson W. Smart, Jr.               Philip V. Giuca, Jr., Assistant Treasurer
William H. Springer                 Michael J. Richman, Secretary
Richard P. Strubel                  Howard B. Surloff, Assistant Secretary
                                    Valerie A. Zondorak, Assistant Secretary

GOLDMAN, SACHS & CO.
Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
Investment Adviser

GOLDMAN SACHS INTERNATIONAL
Peterborough Court, 133 Fleet Street
London EC4A 2BB, England

Visit our internet address: www.gs.com/funds

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

Asia Growth Fund's, Emerging Markets Equity Fund's and International Equity Fund's investment in securities of foreign issuers and foreign currencies entails certain risks not customarily associated with investing in securities of U.S. issuers quoted in U.S. dollars. In particular, the securities market of emerging countries in which the Funds may invest without limit are less liquid, are subject to greater price volatility, have smaller market capitalizations, have problems with share registration and custody, have less government regulation, and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries.

Asia Growth Fund's, Japanese Equity Fund's, International Small Cap
Equity Fund's, European Equity Fund's and CORE International Equity Fund's foreign investments and active management techniques entail risks in addition to those customarily associated with investing in dollar-denominated securities of U.S. issuers. Compared with domestic securities markets, foreign markets may be less liquid, more volatile and less subject to government regulation, and may make available less public information about issuers. The Funds may incur losses because of changes in securities prices expressed in local currencies, movements in exchange rates or both. Concentration of the Japanese Equity and Asia Growth Fund's assets in one or a few countries and currencies will subject the Fund to greater risk than if a Fund's assets were not geographically concentrated.

The stocks of smaller companies are often associated with higher risks, including greater volatility than stocks of larger companies.

An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that any money market fund will be able to maintain a net asset value of $1.00 per share.

Copyright 1999 Goldman, Sachs & Co. All rights reserved.
Date of first use: March 31, 1999                            EMEAR/12K/3-99